                                                                     EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement No. 33-33702 of Dotronix, Inc. on Form S-8 and in Registration Statement No. 33-46456 of Dotronix, Inc. on Form S-3 of our report dated August 18, 1995 appearing in the Annual Report on Form 10-KSB of Dotronix, Inc. for the year ended June 30, 1995.




/s/ Deloitte & Touche LLP

September 15, 1995
Minneapolis, Minnesota











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